AMENDMENT TO
                               INVESTMENT ADVISORY
                            AND MANAGEMENT AGREEMENT
                                     BETWEEN
                          CURIAN VARIABLE SERIES TRUST
                             AND CURIAN CAPITAL, LLC

--------------------------------------------------------------------------------

      This AMENDMENT is made by and between CURIAN VARIABLE SERIES TRUST, a Massachusetts business trust ("Trust") and CURIAN CAPITAL, LLC, a Michigan limited liability company ("Adviser").

      WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated December 19, 2011 ("Agreement").

      WHEREAS, the parties have agreed to amend Schedule A and Schedule B of the Agreement to amend the following fund name ("Fund Name Change"):

      FUND NAME CHANGE (EFFECTIVE MARCH 1, 2012)
      ------------------------------------------

      Curian/Invesco Balanced-Risk Commodities Fund to
      Curian/Invesco Balanced-Risk Commodities Strategy Fund.

      NOW THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated March 1, 2012, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated March 1, 2012, attached hereto.

3. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

      IN WITNESS WHEREOF, the Adviser and the Trust have caused this Amendment to be executed as of March 15, 2012, dated as of March 1, 2012.

CURIAN VARIABLE SERIES TRUST        CURIAN CAPITAL, LLC

By:    /s/ Kelly L. Crosser         By:    /s/ Michael A. Bell
    -----------------------------       ---------------------------------
Name:  Kelly L. Crosser             Name:  Michael A. Bell
Title: Assistant Secretary          Title: President and Chief Executive Officer

                                   SCHEDULE A
                                  MARCH 1, 2012
                                 (List of Funds)

--------------------------------------------------------------------------------
                     Curian Guidance - Maximize Income Fund
--------------------------------------------------------------------------------
                     Curian Guidance - Balanced Income Fund
--------------------------------------------------------------------------------
                      Curian Guidance - Rising Income Fund
--------------------------------------------------------------------------------
                     Curian Guidance - Moderate Growth Fund
--------------------------------------------------------------------------------
                      Curian Guidance - Maximum Growth Fund
--------------------------------------------------------------------------------
                 Curian Guidance - Tactical Moderate Growth Fund
--------------------------------------------------------------------------------
                 Curian Guidance - Tactical Maximum Growth Fund
--------------------------------------------------------------------------------
                   Curian Guidance - Institutional Alt 65 Fund
--------------------------------------------------------------------------------
                  Curian Guidance - Institutional Alt 100 Fund
--------------------------------------------------------------------------------
                        Curian Tactical Advantage 35 Fund
--------------------------------------------------------------------------------
                        Curian Tactical Advantage 60 Fund
--------------------------------------------------------------------------------
                        Curian Tactical Advantage 75 Fund
--------------------------------------------------------------------------------
                Curian Dynamic Risk Advantage - Diversified Fund
--------------------------------------------------------------------------------
                 Curian Dynamic Risk Advantage - Aggressive Fund
--------------------------------------------------------------------------------
                   Curian Dynamic Risk Advantage - Income Fund
--------------------------------------------------------------------------------
                      Curian/American Funds(R) Growth Fund
--------------------------------------------------------------------------------
                           Curian/AQR Risk Parity Fund
--------------------------------------------------------------------------------
                   Curian/Epoch Global Shareholder Yield Fund
--------------------------------------------------------------------------------
                    Curian/FAMCO Flex Core Covered Call Fund
--------------------------------------------------------------------------------
                Curian/Franklin Templeton Natural Resources Fund
--------------------------------------------------------------------------------
             Curian/Invesco Balanced-Risk Commodities Strategy Fund
--------------------------------------------------------------------------------
                   Curian/Nicholas Convertible Arbitrage Fund
--------------------------------------------------------------------------------
                         Curian/PIMCO Credit Income Fund
--------------------------------------------------------------------------------
                     Curian/PineBridge Merger Arbitrage Fund
--------------------------------------------------------------------------------
                  Curian/The Boston Company Equity Income Fund
--------------------------------------------------------------------------------
        Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
--------------------------------------------------------------------------------

                                   SCHEDULE B
                                  MARCH 1, 2012
                                 (Compensation)

--------------------------------------------------------------------------------------------------------
                                                                                         ADVISORY FEE
                                                                                      (ANNUAL RATE BASED
                                                                                        ON AVERAGE NET
                                                                                        ASSETS OF EACH
FUND                                                               ASSETS                    FUND)
--------------------------------------------------------------------------------------------------------
Curian Guidance - Maximize Income Fund                             All Assets                .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Balanced Income Fund                             All Assets                .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Rising Income Fund                               All Assets                .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Moderate Growth Fund                             All Assets                .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Maximum Growth Fund                              All Assets                .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Tactical Moderate Growth Fund                    All Assets                .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Tactical Maximum Growth Fund                     All Assets                .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 65 Fund                        All Assets                .20%
--------------------------------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 100 Fund                       All Assets                .20%
--------------------------------------------------------------------------------------------------------
Curian Tactical Advantage 35 Fund                                  $0 to $1 billion          .75%
                                                                   Over $1 billion           .70%
--------------------------------------------------------------------------------------------------------
Curian Tactical Advantage 60 Fund                                  $0 to $1 billion          .75%
                                                                   Over $1 billion           .70%
--------------------------------------------------------------------------------------------------------
Curian Tactical Advantage 75 Fund                                  $0 to $1 billion          .75%
                                                                   Over $1 billion           .70%
--------------------------------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Diversified Fund                   $0 to $1 billion          .95%
                                                                   Over $1 billion           .90%
--------------------------------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Aggressive Fund                    $0 to $1 billion          .95%
                                                                   Over $1 billion           .90%
--------------------------------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Income Fund                        $0 to $1 billion          .95%
                                                                   Over $1 billion           .90%
--------------------------------------------------------------------------------------------------------
Curian/American Funds(R) Growth Fund                               $0 to $1 billion          .85%
                                                                   Over $1 billion           .80%
--------------------------------------------------------------------------------------------------------
Curian/AQR Risk Parity Fund                                        $0 to $1 billion          .85%
                                                                   Over $1 billion           .80%
--------------------------------------------------------------------------------------------------------
Curian/Epoch Global Shareholder Yield Fund                         $0 to $1 billion          .70%
                                                                   Over $1 billion           .65%
--------------------------------------------------------------------------------------------------------
Curian/FAMCO Covered Call Fund                                     $0 to $1 billion          .60%
                                                                   Over $1 billion           .55%
--------------------------------------------------------------------------------------------------------
Curian/Franklin Templeton Natural Resources Fund                   $0 to $1 billion          .80%
                                                                   Over $1 billion           .75%
--------------------------------------------------------------------------------------------------------
Curian/Invesco Balanced-Risk Commodities Strategy Fund             $0 to $1 billion          .75%
                                                                   Over $1 billion           .70%
--------------------------------------------------------------------------------------------------------
Curian/Nicholas Convertible Arbitrage Fund                         $0 to $1 billion          .85%
                                                                   Over $1 billion           .80%
--------------------------------------------------------------------------------------------------------
Curian/PIMCO Credit Income Fund                                    $0 to $1 billion          .50%
                                                                   Over $1 billion           .45%
--------------------------------------------------------------------------------------------------------
Curian/PineBridge Merger Arbitrage Fund                            $0 to $1 billion          .85%
                                                                   Over $1 billion           .80%
--------------------------------------------------------------------------------------------------------
Curian/The Boston Company Equity Income Fund                       $0 to $1 billion          .55%
                                                                   Over $1 billion           .50%
--------------------------------------------------------------------------------------------------------
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund   $0 to $1 billion          .90%
                                                                   Over $1 billion           .85%
--------------------------------------------------------------------------------------------------------

                                       B-1